FAIR VALUE MEASUREMENT (Schedue of Assets and Liabilities Carried At Fair Value on Recurring Basis) (Details) - Fair Value, Measurements, Recurring [Member] - Not Designated as Hedging Instrument [Member] - Level 2 [Member] - USD ($)
$ in Thousands
	Dec. 31, 2020	Dec. 31, 2019
Assets:
Marketable Securities	$ 42,291
Foreign currency exchange derivative instruments	295	81
Liabilities:
Foreign currency exchange derivative instruments	8	7
Net fair value assets (liability)	$ 42,578	$ 74